Exhibit 10(s)

HICKORYTECH CORPORATION
2005 DIRECTORS’ INCENTIVE PLAN

1.                                       Purpose.

The purpose of the HickoryTech Corporation 2005 Directors’ Incentive Plan (the “Plan”) is to aid in attracting and retaining directors capable of assuring the future success of HickoryTech Corporation (the “Company”), to offer the directors incentives to put forth maximum efforts for the success of the Company’s business and to afford the directors an opportunity to acquire a proprietary interest in the Company.  Measures to determine whether shares will be issued under this plan will be based on improvement of shareholder value.

2.                                       Definitions.

As used in the Plan, the following terms shall have the meanings set forth below.

(a)                                  “Award” shall mean any Option, Restricted Stock, Restricted Stock Unit, Dividend Equivalent, Other Stock Grant or Other Stock-Based Award granted under the Plan.

(b)                                 “Award Agreement” shall mean the written agreement or other instrument or document evidencing an Award granted under the Plan.  Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(c)                                  “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(d)                                 “Committee” shall mean the Compensation Committee of the Board of Directors of the Company or such other committee of directors as may be designated by such Board to administer the Plan.  The Committee shall be comprised of not less than such number of directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a “Non-Employee Director” within the meaning of Rule 16b-3.

(e)                                  “Dividend Equivalent” shall mean any right granted under Section 5(c) of the Plan.

(f)                                    “Eligible Person” shall mean any director of the Company who is not an employee of the Company.

(g)                                 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(h)                                 “Fair Market Value” shall mean (i) the five-day average of the last sale price of the Shares as reported on the Nasdaq National Market for each of the five latest trading days on which there was actual trading ending on the trading day on which there was actual trading immediately preceding the date of grant of the Award, as reported in The Wall Street Journal, if the Shares are then quoted on the Nasdaq National Market, or (ii) the five-day average of the closing price of the Shares for each of the five latest trading days on a national securities exchange on which there was actual trading ending on the trading day on which there was actual trading immediately preceding the date of grant of the Award, as reported in The Wall Street Journal, if the Shares are then being traded on a national securities exchange.

(i)                                     “Option” shall mean an option granted under Section 5(a) of the Plan that is not intended to qualify as an incentive stock option under Section 422 of the Code or any successor provision.

(j)                                     “Other Stock-Based Award” shall mean any right granted under Section 5(e) of the Plan.

(k)                                  “Other Stock Grant” shall mean any right granted under Section 5(d) of the Plan.

(l)                                     “Participant” shall mean any Eligible Person designated to be granted an Award under the Plan.

(m)                               “Person” shall mean any individual, corporation, partnership, association or trust.

(n)                                 “Restricted Stock” shall mean any Share granted under Section 5(b) of the Plan.

(o)                                 “Restricted Stock Unit” shall mean any unit granted under Section 5(b) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(p)                                 “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule or regulation.

(q)                                 “Shares” shall mean shares of Common Stock, no par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

3.                                       Administration.

The Plan shall be administered by the Committee.  Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement; provided, however, that the Committee shall not adjust or amend the exercise price of Options previously awarded to any Participant, whether through amendment, cancellation or replacement grants, or any other means; (vi) accelerate the exercisability of any Option or the lapse of restrictions relating to any Award; (vii) determine whether, to what extent and under what circumstances Options may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.  Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant and any holder or beneficiary of any Award.

4.                                       Shares Available for Awards.

(a)                                  Shares Available.  Subject to adjustment as provided in Section 4(c), the number of Shares available for granting Awards under the Plan shall be 200,000.  If an Award should expire or become unexercisable for any reason without Shares having been issued in full, the Shares that were subject to the expired portion of such Award shall become available for future grant under the Plan.

(b)                                 Accounting for Awards.  For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

(c)                                  Adjustments.  In the event that the Board of Directors shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spinoff, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Board of Directors to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

5.                                       Awards.

(a)                                  Options.  The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)                                     Exercise Price.  The exercise price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

(ii)                                  Option Term.  The term of each Option shall be fixed by the Committee.

(iii)                               Time and Method of Exercise.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(b)                                 Restricted Stock and Restricted Stock Units.  The Committee is hereby authorized to grant Awards of Restricted Stock and/or Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)                                     Restrictions.  Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

(ii)                                  Stock Certificates.  At the time that Restricted Stock is granted to an Eligible Person, such Shares of Restricted Stock shall be issued and held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan.  No stock certificates evidencing such Restricted Stock shall be issued to the Participant prior to the lapse or waiver of restrictions applicable to such Restricted Stock.  Stock certificates registered in the name of the Participant shall be delivered to the Participant promptly after the applicable restrictions lapse or are waived.  In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted.

(iii)                               Forfeiture; Delivery of Shares.  Except as otherwise determined by the Committee, upon a Participant’s termination of service as a director of the Company (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by the Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units; provided further that, notwithstanding the foregoing, upon termination of service as a director by reason of the death of such director, or retirement from the Board of Directors in accordance with the retirement policy adopted by the Company’s Board of Directors from time to time, all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units held by such director shall lapse.  Shares representing Restricted Stock that is no longer subject to restrictions shall be delivered to the holder thereof (or the beneficiary or personal representative of such holder, as the case may be, in the event of death of such holder) promptly after the applicable restrictions lapse or are waived.  Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(c)                                  Dividend Equivalents.  The Committee is hereby authorized to grant to Eligible Persons Dividend Equivalents under which the Participant shall be entitled to receive payments (in cash, Shares, other securities or other Awards as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee.  Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.

(d)                                 Other Stock Grants.  The Committee is hereby authorized, subject to the terms of the Plan, to grant to Eligible Persons Shares without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Plan.

(e)                                  Other Stock-Based Awards.  The Committee is hereby authorized to grant to Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares, as are deemed by the Committee to be consistent with the purpose of the Plan.  Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of such Awards.  Shares delivered pursuant to a purchase right granted under this Section 5(e) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares or other Awards, or any combination thereof), as the Committee shall determine.

(e)                                  General.

(i)                                     Forms of Payment under Awards.  Subject to the terms of the Plan and any applicable Award Agreement, payments or transfers to be made by the Company upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares or other Awards, or any combination thereof) and may be made in a single payment or transfer or in installments, in each case in accordance with rules and procedures established by the Committee.

(ii)                                  Limits on Transfer of Awards.  No Award and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution; provided, however, that, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant.  Each Option shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative within six months following the death of the Participant.  No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company.

(iii)                               Term of Awards.  The term of each Award shall be for such period as may be determined by the Committee.

(iv)                              Restrictions; Securities Exchange Listing.  All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.  If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

6.                                       Amendment and Termination; Corrections.

(a)                                  Amendments to the Plan.  The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, no amendment to the Plan will be made without the prior approval of the shareholders of the Company that: (i) requires shareholder approval under the rules or regulations of the National Association of Securities Dealers, Inc. or any securities exchange that are applicable to the Company; (ii) permits repricing of Options which is prohibited by Section 3(a)(v); (iii) increases the number of shares authorized under the Plan as specified in Section 4(a); or (iv) permits the award of Options at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option, as prohibited by Section 5(a)(i).

(b)                                 Amendments to Awards.  Subject to the provisions of the Plan, the Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively.  The Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof, except as otherwise herein provided.

(c)                                  Correction of Defects, Omissions and Inconsistencies.  The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

7.                                       General Provisions.

(a)                                  No Rights to Awards.  No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan.  The terms and conditions of Awards need not be the same with respect to different Participants.

(b)                                 Award Agreements.  No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company; provided, however, that no Award Agreement shall be required in connection with any Other Stock Grant made pursuant to Section 5(d).

(c)                                  No Rights of Shareholders.  Except with respect to Restricted Stock, neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company in respect of any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until certificates for such Shares shall have been issued.

(d)                                 Governing Law.  The internal law, and not the law of conflicts, of the State of Minnesota will govern all questions concerning the validity, construction and effect of the Plan and any rules and regulations relating to the Plan.

(e)                                  Severability.  If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(f)                                    No Trust or Fund Created.  Neither the Plan nor any Award, shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other Person.  To the extent that any Person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

(g)                                 No Fractional Shares.  No stock certificate for a fractional Share shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine, in connection with the issuance or delivery of any stock certificate pursuant to an Award, whether cash shall be paid in lieu of any fractional Share or whether such fractional Share and any rights thereto shall be canceled, terminated or otherwise eliminated.

(h)                                 Headings.  Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

8.                                       Effective Date of the Plan.

The Plan shall be effective as of the date of its approval by the shareholders of the Company.

9.                                       Term of the Plan.

Awards shall only be granted under the Plan during a 10-year period beginning on the effective date of the Plan.  However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond the end of such 10-year period, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond the end of such period.